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                                                                       EXHIBIT 1






                                 PPL CORPORATION


                             SALES AGENCY AGREEMENT

                     COMMON STOCK, PAR VALUE $0.01 PER SHARE



                                                               March 31, 2003
Salomon Smith Barney Inc.
390 Greenwich Street
New York, NY 10013

Ladies and Gentlemen:

         PPL Corporation, a Pennsylvania corporation (the "Company"), pursuant to Section 12(a) of the Sales Agency Agreement, dated as of November 21, 2002, by and between the Company and Salomon Smith Barney Inc. (the "Agent"), as amended by the Amendment, dated as of December 17, 2002, by and between the Company and the Agent (as amended, the "Original Agreement"), has provided written notice to the Agent of the termination of the Original Agreement, subject to the terms, provisions and limitations of the Original Agreement, which written notice was received by the Agent on March 28, 2003.

         The Company hereby confirms its agreement with the Agent as follows:

         1. Issuance and Sale of Common Stock. The Company has authorized by appropriate corporate action and proposes to issue and sell in the manner contemplated by this Agreement shares (the "Shares") of its Common Stock, par value $0.01 per share (the "Common Stock"), with a market value of up to $75,000,000. Subject to the terms and conditions stated in this Agreement, the Company hereby (a) appoints the Agent as its exclusive sales agent for the purpose of soliciting purchases of the Shares from the Company by others and (b) agrees that whenever it determines to sell Shares directly to the Agent as principal for resale to others, it will enter into a Terms Agreement (as defined in Section 2(b) hereof) with the Agent relating to such sale in accordance with
Section 2(b) hereof.

         2. Solicitations as Agent; Purchases as Principal. (a) Solicitations as Agent. (i) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Agent agrees, as an agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Shares. The Agent and the Company agree that such solicitations, and offers for the sale of the Shares, shall commence upon receipt of, and shall be made in accordance with, written instructions from the Company to the Agent (which may take the form of an exchange of any standard form of written telecommunication between the Agent and the Company) and shall continue until such time as the Company has instructed the Agent that such solicitations and offers shall be suspended in accordance with Section 8 hereof. The Company reserves the right, in its sole discretion, to instruct the Agent, at any time and from time to time after the Commencement Date (as defined in Section 7 hereof), to so commence or suspend such solicitations and offers for any period of time or permanently in accordance with the provisions of this Agreement.

         (ii) In soliciting purchases of the Shares from the Company by others (including customers of the Agent), the Agent will be acting for the Company and not as

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principal. The Agent, as the exclusive agent for the offer and sale of the
Shares, will use its reasonable best efforts to sell the Shares on behalf of the Company as contemplated hereby; provided, however, that it is understood by the Company that the Agent has no obligation to guarantee purchases of Shares and that the Agent in its sole discretion upon notice thereof to the Company, may suspend from time to time its efforts in offering for sale, and soliciting purchases of, the Shares; provided, however, that such suspension shall not affect or impair the parties' respective obligations with respect to Shares sold hereunder prior to giving such notice. The Agent shall provide written confirmation to the Company following the close of trading on the NYSE each day in which Shares are sold under this Agreement setting forth the number of Shares sold on such day, the proceeds to the Company net of any amounts paid or incurred pursuant to Section 3(a) hereof and the commissions payable by the Company to the Agent with respect to such sales. In any transaction where the Agent has acted as agent for the Company and has not purchased as principal, the Agent will use its reasonable best efforts to obtain performance by each purchaser of Shares from the Company, but the Agent will not have liability to the Company in the event any such purchase is not consummated for any reason except as may be otherwise provided by any applicable regulations and rules of the Exchanges (as defined in Section 3(a)(i) hereof) on which the transaction was executed and except that the Agent will complete the purchase in accordance with the customs of the Exchanges in the case of transactions in which the Agent has also acted as broker for the purchaser. The Company also understands that under no circumstances shall the Agent be obligated to purchase any Shares for its own account, except (1) pursuant to a Terms Agreement, (2) as provided in the preceding sentence and (3) to the extent that the Agent has acted as a principal in purchasing a portion of a block as contemplated by Section 3(a)(ii) hereof, or has made a firm commitment with the Company in connection with an offering or distribution of the type contemplated by Section 3(a)(iii) hereof that has been expressly authorized by the Company and agreed to by the Agent.

                  (b) Purchases as Principal. Each sale of Shares to the Agent as principal for resale to others shall be made in accordance with the terms of this Agreement and, except for purchases made in accordance with the customs of the Exchanges in the case of transactions in which the Agent has also acted as broker for a purchaser and in the case of transactions permitted by Section 3(a)(ii) hereof, a separate agreement that will provide for the sale of such Shares to, and the purchase and reoffering thereof by, the Agent. Each such separate agreement (which shall contain terms and conditions to be agreed upon by the Company and Agent at the time of any such transaction and which may take the form of an exchange of any standard form of written telecommunication between the Agent and the Company) is herein referred to as a "Terms Agreement". The Agent's commitment to purchase Shares pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Unless expressly authorized by the Company in the Terms Agreement, or as otherwise provided herein, the Agent will not be authorized to utilize a selling or dealer group in connection with the resale of the Shares purchased. Such Terms Agreement shall also specify the requirements for the opinions of counsel, comfort letter and officer's certificate pursuant to Sections 7(b), 7(c), 7(d) and 7(e), respectively, hereof.



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         3. Manner of Offer and Sale. (a) Method of Offer and Sale. The Shares
may be offered and sold by any of the following methods:

         (i) Ordinary Brokers' Transactions. The Shares may be offered and sold by the Agent in ordinary regular-way transactions in the auction market on the floor of the New York Stock Exchange (the "NYSE") or any other stock exchange on which the Common Stock may be listed or admitted to trading (the NYSE, together with such other stock exchanges, the "Exchanges").

         (ii) Block Transactions. The Agent may solicit offers to purchase Shares and offer Shares for sale in transactions on the Exchanges in "crosses" of blocks where the Agent acts as broker for the buyers in addition to acting as agent for the Company. It is understood that on occasion the Agent may also act as a principal and purchase for its own account, with the prior written consent of the Company, a portion of the Shares being sold in the cross of a block. The Agent may also offer and sell Shares in block transactions on the Exchanges in which other broker-dealers are acting as brokers for all or some of the buyers of the Shares being sold in such transactions. The Agent may also sell Shares in block transactions to one or more broker-dealers purchasing such Shares, or a portion of such Shares, as principal for their own account, with the prior written consent of the Company. Any of the transactions contemplated by this
Section 3(a)(ii) may be executed in the over-the-counter market, with broker-dealers who are not members of the Exchanges or otherwise; provided that the Agent has obtained any necessary permission from officials of the Exchanges or such transactions are otherwise in compliance with the rules of the Exchanges.

         (iii) Fixed Price Offerings. With the prior written authorization of the Company, and any necessary permission from officials of the Exchanges, the Agent may conduct fixed price offerings off the floor of the Exchanges, in which the Agent, has committed to purchase as principal the Shares involved in such offerings and dealers selected by the Agent participate in the resale of such Shares. With the prior written authorization of the Company, the Agent may also conduct "special offerings" or "exchange distributions" of Shares on the NYSE in accordance with Rule 391 and Rule 392, respectively, of the NYSE or on any one or more of the other Exchanges in accordance with the appropriate rules of such other Exchanges. It is understood that the terms of "fixed price offerings," "special offerings" and "exchange distributions" contemplated by this Section 3(a)(iii) will in each case be subject to the prior written approval of the Company.

         (b) Market Prices. The Company understands that sales of shares will be made at market prices prevailing at the time of sale in the case of transactions on the Exchanges and at prices negotiated by the Agent and related to prevailing market prices in the case of over-the-counter transactions; provided, however, that the price per share to be paid to the Company for the Shares shall be in compliance with the terms of this Agreement and, provided, further, that the Company shall not authorize the issuance and sale of, and the Agent shall not sell, any Shares at a price lower than the minimum price therefor designated from time to time by the Company's Executive Vice President and Chief Financial Officer or the Vice President-Finance and Treasurer and communicated to the Agent in writing.



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         (c) Discounts, Commissions, Concessions, Etc. The Company will (i) pay to the Agent, on each Settlement Date (as defined in Section 4) in respect of the sale of any Shares solicited by the Agent, in same day funds, commissions for its services in acting as agent for the Company in the sale of such Shares in an amount per share to be negotiated for the types of transactions involved (but not, in any event, to exceed an amount per share designated from time to time by the Company's Executive Vice President and Chief Financial Officer or the Vice President-Finance and Treasurer and communicated to the Agent in writing) (it being understood that the Company and the Agent may agree upon payment for such commissions in such other manner as they may determine) and
(ii) pay the reasonable fees and expenses of Sullivan & Cromwell LLP ("Counsel for the Agent") in connection with the offer and sale of the Shares pursuant to
Section 2(a) hereof. Discounts, commissions, concessions, the offering price and other terms of offerings or distributions referred to in Sections 2(b) and 3(a) hereof will be agreed upon by the Company and the Agent prior to any such offering or distribution. The Company understands and agrees that, in any sale of Shares where the Agent is also acting as broker for a buyer of Shares, the Agent may also receive a brokerage commission from the buyer in any amount negotiated by the Agent and such buyer.

         (d) Authorized Actions. The Company agrees that, concurrently with the offer and sale of Shares on behalf of the Company as contemplated by this Agreement, the Agent may (i) act as broker for the sale of shares of Common Stock by customers other than the Company, (ii) to the extent permitted by the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Exchange Act"), solicit the sale of shares of Common Stock by customers other than the Company through the Agent as broker for the seller, solicit the sale of shares of Common Stock by customers other than the Company to the Agent as principal and solicit offers to purchase shares of Common Stock and (iii) offer and sell as principal for its own account Shares that the Agent has purchased from the Company as contemplated by Sections 2(b) and 3(a)(ii) or shares of Common Stock that the Agent has otherwise acquired in transactions permitted by this Agreement.

         (e) Compliance with Laws and Regulations. The Agent agrees that in carrying out the transactions contemplated by this Agreement, it will observe and comply with (i) all applicable securities laws, regulations, rules and ordinances of any jurisdiction in which the Shares may be offered, sold or delivered and (ii) all applicable regulations and rules of the Exchanges on which such transactions are executed.

         4. Delivery of Shares. Delivery of Shares sold in transactions of the types referred to in Section 3(a) hereof will take place through the book-entry processing of the Depository Trust Company ("DTC") deposit withdrawal at custodian ("DWAC") system on the date that is three Business Days (as defined below) after the "trade date" for the sale of such Shares, against delivery to the Company in same day funds of the purchase price for such Shares; provided, however, that the Company and the Agent may agree upon delivery of and payment for Shares sold in particular transactions at such other time and place and in such other manner as they may determine. The date of delivery to the Agent of Shares sold against delivery to the Company of funds in payment therefor is herein called the "Settlement Date." Delivery of Shares and payment for Shares sold pursuant to a Terms Agreement shall be made in accordance with such Terms Agreement. Except as may be otherwise determined by the NYSE, "Business Day" as used in this Agreement means any day on which the NYSE is open for business other than any


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such day on which banking institutions in New York City are authorized or obligated by law to close.

         5. Representations and Warranties of the Company. The Company represents and warrants to the Agent that:

         (a) Filing of Registration Statement with Commission. A registration statement on Form S-3 (File Nos. 333-85716, 333-85716-01 and 333-85716-02)
relating to the Shares, including a prospectus, has been filed with the Commission under the Securities Act of 1933 (the "Securities Act"), in accordance with Rule 415 of the published rules and regulations of the Commission (the "Regulations") under the Securities Act. Such registration statement has been declared effective by the Commission. References in this Agreement to the "Registration Statement" at a particular time are to such registration statement, as it may have been amended or supplemented at such time, including all exhibits thereto and all documents that at such time are incorporated by reference therein. References in this Agreement to the "Prospectus" at a particular time are to the form of preliminary prospectus filed as a part of the Registration Statement at such time and, thereafter, to the prospectus first filed with the Commission pursuant to Rule 424(b) of the Regulations under the Securities Act, as it may have been amended or supplemented at such time, including all documents that at such time are incorporated by reference therein.

         (b) Registration Statement; Prospectus and Incorporated Documents. (i) The Registration Statement, at the date of this Agreement and any applicable Terms Agreement and at the Commencement Date, as it may be amended or supplemented at each such time, complies and will comply, as the case stay be, in all material respects with the Securities Act and the Regulations thereunder; the Prospectus, at the date of this Agreement and any applicable Terms Agreement, at the date it is first filed pursuant to Rule 424(b) of the Regulations under the Securities Act and at the Commencement Date, as it may be amended or supplemented at each such time, complies and will comply, as the case may be, in all material respects with the Securities Act and the Regulations thereunder; (ii) the Registration Statement at the date of this Agreement and any applicable Terms Agreement and at the Commencement Date, as it may be amended or supplemented at each such time, does not and will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, at the date of this Agreement and any applicable Terms Agreement, at the date it is first filed pursuant to Rule 424(b) of the Regulations under the Securities Act and at the Commencement Date, as it may be amended or supplemented at each such time, does not and will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that these representations and warranties do not apply to statements or omissions in such documents, based upon information furnished to the Company in writing by the Agent expressly for use therein; and (iii) the documents incorporated by reference in the Registration Statement or the Prospectus pursuant to Item 12 of Form S-3 of the Securities Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the Regulations thereunder.



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         6. Covenants of the Company. The Company covenants and agrees that:

                  (a) Filing of Prospectus with Commission; No Stop Order. The Company will cause the Prospectus relating to the Shares, and any amendments or supplements thereto, to be filed with, or transmitted for filing to, the Commission in accordance with Rule 424(b) of the Regulations under the Securities Act and will notify the Agent immediately, and confirm such notice in writing, of the issuance by the Commission of any stop order under the Securities Act suspending the effectiveness of the Registration Statement or of the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance by the Commission of any stop order and, if any such stop order shall at any time be issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) Amendments and Supplements. From the time solicitation regarding sale of the Shares is begun until all of the Shares have been sold (i) the Company will advise the Agent promptly of any proposal to amend or supplement the Registration Statement or the Prospectus relating to the Shares by means of a post-effective amendment, sticker, or supplement (including a prospectus filed pursuant to Rule 424(b) of the Regulations under the Securities Act that differs from the Prospectus relating to the Shares first filed pursuant to such Rule 424(b) but excepting post-effective amendments, supplements, and stickers relating solely to pricing, if any, and incorporation of document(s) by reference into the Registration Statement or the Prospectus relating to the Shares); (ii) the Company will afford the Agent a reasonable opportunity to comment on any such proposed post-effective amendment, sticker or supplement; and (iii) the Company will advise the Agent of the filing of any such post-effective amendment, sticker or supplement.

                  (c) Copies of Registration Statement and Prospectus. The Company will promptly furnish to the Agent a copy of the Registration Statement as originally filed, including documents incorporated by reference, and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment thereto (in each case including all exhibits filed therewith not previously furnished), including copies of each consent and certificate included therein or filed as an exhibit thereto. The Company will furnish to the Agent from time to time during the period when the Prospectus relating to the Shares is required to be delivered under the Securities Act copies of the Prospectus relating to the Shares (including any amendments or supplements thereto), as the Agent may reasonably request for the purposes contemplated by the Securities Act and the Regulations thereunder. The Company shall be deemed to have complied with this Section 6(c) upon filing all documents required under this Section 6(c) with the Commission via the Electronic Data Gathering, Analysis and Retrieval System (EDGAR); provided that the Company shall furnish the Agent with a copy of all documents required under this Section 6(c) not previously furnished prior to filing such documents with the Commission.

                  (d) Compliance with the Securities Act. During the period when the Prospectus relating to the Shares is required to be delivered under the Securities Act, the Company will comply so far as it is able, and at its own expense, with all requirements imposed upon it by the Securities Act and by the Regulations thereunder, so far as necessary to permit the continuance of sales of or dealing in the Shares during such period in accordance with the provisions hereof and the Prospectus.



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                  (e) Changes of Material Fact. If the Company determines that any event relating to or affecting the Company shall occur as a result of which it is necessary to amend or supplement the Prospectus (as it may be amended or supplemented at such time) in order to make the Prospectus (as it may be amended or supplemented at such time) not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith
(i) notify the Agent to suspend solicitations of offers to purchase, and offers for the sale of, the Shares (and, if so notified by the Company, the Agent shall forthwith suspend such solicitations and offers and cease using the Prospectus as supplemented or amended) and (ii) prepare and furnish to the Agent, without expense to the Agent (unless any misstatements or omissions in the Prospectus were made solely in reliance on written information relating to the Agent furnished to the Company by the Agent expressly for use therein, in which case, at the sole expense of the Agent), a reasonable number of copies of an amendment or amendments or a supplement or supplements to the Prospectus (as it may be amended or supplemented at such time) that will amend or supplement the Prospectus (as it may be amended or supplemented at such time) so that as amended or supplemented it will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus (as so amended or supplemented) is delivered to a purchaser, not misleading.

                  (f) Earnings Statement. As soon as reasonably practicable after the end of the 12-month period beginning at the end of the fiscal quarter of the Company in which the Commencement Date occurs, the Company will make generally available to its security holders an earnings statement (which need not be audited) covering such 12-month period which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Regulations.

                  (g) Blue Sky Qualification. During the period when the Prospectus relating to the Shares is required to be delivered under the Act, the Company will use its reasonable best efforts to qualify the Shares for offer and sale under the blue sky laws of such jurisdictions as the Agent may reasonably designate, and will file and make in each year such statements or reports as are or may be reasonably required by the laws of such jurisdictions; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or dealer in securities, (ii) file any consents to service of process under the laws of any jurisdiction or (iii) meet any other requirement in connection with this paragraph (g) deemed by the Company to be unduly burdensome.

                  (h) Payment of Expenses. Whether or not the transactions contemplated hereunder are consummated or this Agreement or any applicable Terms Agreement is terminated, the Company will pay all expenses incident to the performance of its obligations under this Agreement or such Terms Agreement, including (i) the preparation, printing and filing of this Agreement, such Terms Agreement, the Registration Statement as originally filed and any amendments or supplements thereto, the preliminary prospectuses filed as a part thereof, the Prospectus and any amendments and supplements thereto and any documents incorporated by reference therein and, in each case, the exhibits thereto, in each case in quantities as reasonably required by the Agent under this Agreement, (ii) the issue and delivery of the Shares as provided in Section 4 hereof, (iii) the fees and expenses of the Company's accountants, (iv) the expenses in connection with the qualification of the Shares under securities laws in accordance with the provisions of Section 6(g) hereof, including filing fees and the fees and disbursements of


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Counsel for the Agent in connection therewith and in connection with the preparation of any Blue Sky Survey, (v) the reasonable fees and expenses of Counsel for the Agent, (vi) the commissions and amounts payable in accordance with Section 3(c) hereof and (vii) any reasonable advertising and other out-of-pocket expenses of the Agent incurred with the prior written approval of the Company. The Company shall not in any event be liable to the Agent for damages on account of the loss of anticipated profits.

         7. Conditions of Agent's Obligations. The obligation of the Agent to solicit offers to purchase the Shares as agent of the Company, the obligation of any purchaser of Shares sold through the Agent as agent and the obligation of the Agent to purchase Shares pursuant to any Terms Agreement shall be subject at 10:00 A.M., New York City time, on March 31, 2003, or at such later time and date as the Agent and the Company may agree upon (the "Commencement Date"), and at all times thereafter, to the accuracy in all material respects of the representations and warranties on the part of the Company herein contained and to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all covenants and agreements herein contained and to the following additional conditions precedent:

                  (a) Filing of Prospectus with Commission; No Stop Order; Regulatory Approvals. The Prospectus and any amendments or supplements thereto, shall have been filed with, or transmitted for filing to, the Commission in accordance with Rule 424(b) of the Regulations under the Securities Act; no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Securities Act by the Commission; and no proceedings therefor shall have been instituted or, to the knowledge of the Company, threatened by the Commission.

                  (b) Opinions of Counsel to the Company. On the Commencement Date and, if specified in any Terms Agreement, on the Settlement Date therefor, the Agent shall have received the following opinions dated as of the Commencement Date or such Settlement Date, as the case may be:

                  (i) Opinion of Michael A. McGrail, Esq., Senior Counsel of the Company, or Thomas D. Salus, Esq., Senior Counsel of the Company, or such other counsel reasonably satisfactory to the Agent, to the following effect:

                           (A) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the law of the Commonwealth of Pennsylvania with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                           (B) The descriptions in the Registration Statement
                  and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown. It is understood that such counsel need express no opinion as to the financial statements and other financial data contained in the Registration Statement or the Prospectus;



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                           (C) This Agreement or such Terms Agreement, as the
                  case may be, has been duly authorized, executed and delivered by the Company;

                           (D) All legally required proceedings in connection
                  with the authorization and issue of the Shares and the sale of the Shares by the Company in the manner set forth herein have been had and remain in effect, and all requisite action of public boards or bodies (other than in connection or in compliance with the provisions of the securities or Blue Sky laws of any jurisdiction) as may be legally required with respect to all or any of such matters or related thereto has been taken and remains in effect, and the Company is exempt from the provisions of the Public Utility Holding Company Act of 1935 applicable to it as a holding company and with respect to such authorization, issue and sale;

                           (E) Such counsel does not know of any legal or
                  governmental proceedings required to be described in the Registration Statement or Prospectus which are not described as required, nor of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required. It is understood that such counsel need express no opinion as to the financial statements and other financial data contained in the Registration Statement or the Prospectus; and

                           (F) The execution and delivery by the Company of, and
                  the performance by the Company of its obligations under, this Agreement will not contravene (i) the articles of incorporation or by-laws of the Company, or (ii) to the best of such counsel's knowledge, any indenture, bank loan or credit agreement or other evidence of indebtedness binding upon the Company or any of its subsidiaries or any agreement or other instrument binding upon the Company or any of its subsidiaries that, in the case of any such agreement specified in this clause (ii) is material to the Company and its subsidiaries, taken as a whole, or (iii) to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary;

                           (G) The authorized capital stock of the Company
                  conforms as to legal matters to the description thereof contained in the Prospectus;

                           (H) The shares of Common Stock outstanding prior to
                  the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable and are not subject to any preemptive or similar rights; and

                           (I) The Shares have been duly authorized and conform
                  to the description thereof contained in the Prospectus, and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

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                  (ii) Opinion of Simpson Thacher & Bartlett, or such other
         outside counsel to the Company reasonably satisfactory to the Agent, to the following effect:

                           (A) The Shares have been duly authorized by the
                  Company and, upon payment and delivery in accordance with this Agreement, the Shares will be validly issued, fully paid and non-assessable;

                           (B) The statements relating to legal matters and
                  documents included in the Prospectus, as supplemented by the Prospectus Supplement, under the caption "Description of PPL Corporation's Capital Stock" fairly summarize in all material respects such matters or documents;

                           (C) This Agreement or such Terms Agreement, as the
                  case may be, has been duly authorized, executed and delivered by the Company;

                           (D) No consent, approval, authorization, order,
                  registration or qualification of or with any federal or New York governmental agency or body or, to such counsel's knowledge, any federal or New York court is required for the issue and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement, except for the registration under the Securities Act of the Shares, and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Agent;

                           (E) The Registration Statement has become effective
                  under the Securities Act and the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or threatened by the Commission. The Registration Statement, as of its effective date, and any amendment or supplement thereto, as of its date, and the Prospectus, as of the date of this Agreement, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Such counsel has no reason to believe that the Registration Statement, as of its effective date, or any such amendment or supplement, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of the date of this Agreement and as of the Commencement Date or the Settlement Date, as applicable, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. It is understood that such counsel need express no belief with respect to the financial statements and other financial data contained or incorporated by reference in the Registration Statement or the Prospectus;

                           (F) The issue and sale of the Shares by the Company
                  and the compliance by the Company with all of the provisions of this Agreement will not violate any federal or New York statute or any rule or regulation that has been issued pursuant to any federal or New York statute;

                           (G) There are no preemptive or similar rights under
                  federal or New York law to subscribe for or to purchase any shares of the Company's capital stock. There are no preemptive or similar rights to subscribe for or to purchase any shares of the Company's capital stock pursuant to the Company's articles of incorporation or by-laws; and

                           (H) The Company is not, and after giving effect to
                  the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, the Company will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

In rendering the above opinions, counsel for the Company may rely, as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials, and any outside counsel to the Company may rely as to matters governed by Pennsylvania law upon the opinion of Michael A. McGrail, Esq., Thomas D. Salus, Esq. or such other counsel referred to in paragraph (i) above. References to the Prospectus in this Section 7(b) include any amendments or supplements thereto at the date such opinion is rendered.

                  (c) Opinion of Counsel for the Agent. On the Commencement Date and, if specified in any Terms Agreement, the Settlement Date therefor, the Agent shall have received the favorable opinion dated as of the Commencement Date or such Settlement Date, as the case may be, of counsel for the Agent with respect to the matters set forth in subparagraphs (ii)(A), (ii)(B), (ii)(C),
(ii)(D) and, the second sentence of (ii)(E) of paragraph (b) of this Section 7, and with respect to such other matters as the Agent may reasonably require. In rendering such opinion, such counsel to the Agent may rely, as to the incorporation of the Company, all other matters governed by the laws of the State of Pennsylvania and the applicability of the 1935 Act upon the opinion of Michael A. McGrail, Esq., Thomas D. Salus, Esq. or such other counsel referred to above.

         In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent public accountants of the Company and representatives of the Agent at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed; and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as to the matters referred to in their opinion rendered pursuant to subparagraph (ii)(B) of paragraph (b) of this Section 7), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers, counsel and other representatives of the Company), no facts have come to the attention of such counsel which lead such counsel to believe that either the Registration Statement, as of its effective date, or the Prospectus, as of the date of this Agreement, and any amendments or supplements thereto, as of their respective effective or issue dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make such statements therein not misleading (it being understood that such counsel need make no comment with respect to the financial statements or other financial and statistical data included or incorporated by reference in the Registration Statement or Prospectus).

                  (d) Comfort Letter. On the Commencement Date and, if specified in any Terms Agreement, the Settlement Date therefor, the Agent shall have received a letter dated as of the Commencement Date or such Settlement Date, as the case may be, from PricewaterhouseCoopers LLP, or such other independent public accountants for the Company satisfactory to the Agent, in form and substance satisfactory to the Agent, to the effect that:

                  (i) They are independent accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act;

                  (ii) In their opinion, the consolidated financial statements of the Company and its subsidiaries audited by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act with respect to registration statements on Form S-3;

                  (iii) On the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of:

                           (A) Reading the minutes of meetings of the
                  shareowners and the Board of Directors of the Company and its Executive, Compensation and Corporate Governance, Finance and Audit and Corporate Responsibility Committees since the day after the end of the last audited period as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of such letter;

                           (B) With respect to the unaudited consolidated
                  balance sheet as of the most recent quarter ended and the unaudited consolidated statements of income and of cash flows included in the Company's Quarterly Report on Form 10-Q for the most recent quarter ended ("Form 10-Q") incorporated by reference in the Registration Statement,

                                    (1) Performing the procedures specified by
                           the American Institute of Certified Public
                           Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited consolidated balance sheet and the unaudited consolidated statements of income and of cash flows for the most recent quarter ended and year to date, and prior year periods, included in the Company's Form 10-Q incorporated by reference in the Registration Statement;

                                    (2) Making inquiries of certain officials of
                           the Company who have responsibility for financial and accounting matters as to whether the unaudited consolidated financial statements referred to in
                           (B)(i) comply as to
                           form in all material respects with the applicable accounting requirements of the Exchange Act, as it applies to Form 10-Q and the related published rules and regulations thereunder;

                           (C) Reading the unaudited interim financial data for
                  the period from the date of the latest balance sheet included or incorporated in the Registration Statement to the date of the latest available interim financial data; and

                           (D) Making inquiries of certain officials of the
                  Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below; nothing has come to their attention as a result of the foregoing procedures that caused them to believe that (i) the unaudited consolidated financial statements described in (B)(i), included in the Form 10-Q and incorporated by reference in the Registration Statement, do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act, as it applies to Form 10-Q; or (ii) any material modifications should be made to the unaudited consolidated financial statements described in (B)(i), included in the Form 10-Q and incorporated by reference in the Registration Statement, for them to be in conformity with generally accepted accounting principles; or (iii) at the date of the latest available interim financial data and at a specified date not more than five business days prior to the date of delivery of such letter, there was any change in the common stock, treasury stock or preferred stock (with or without sinking fund requirements) (except for changes in shares of certain series of preferred stock of a subsidiary of the Company redeemed for, purchased or otherwise retired in anticipation of, sinking fund requirements for such series or as a result of the surrender by the Company of any preferred stock of PPL Electric Utilities theretofore purchased by the Company) or increase in long-term debt of the Company and subsidiaries consolidated as compared with amounts shown in the latest balance sheet incorporated by reference in the Registration Statement, except in all instances for changes, increases or decreases which the Registration Statement, including the documents incorporated therein by reference, discloses have occurred or may occur, or they shall state any specific changes, increases or decreases.

               (iv) The letter shall also state that certain designated information has been obtained from the Company's financial statements or accounting records which are subject to the internal controls of the Company's accounting system or which has been derived directly from such accounting records by analysis or computation, is in agreement with such financial statements, records or computations made therefrom, except as otherwise specified in such letter.

                  (e) Certificate as to No Material Adverse Change, Etc. On the Commencement Date and on each Settlement Date in respect of a Terms Agreement, there shall not have been, since the date of the most recent financial statements incorporated by reference in the Prospectus, except as may otherwise be stated therein or contemplated thereby, any material adverse change in the financial position or in the financial results of operations of the Company, and the Agent shall have received a certificate of the Company signed by the Chairman of the Board, the Chief Executive Officer, the Vice Chairman, the President, any Vice President or a principal financial or accounting officer of the Company reasonably satisfactory to the Agent, dated as of the Commencement Date or, if specified in such Terms Agreement, the Settlement Date therefor, as the case may be, to the effect that to the best of his or her knowledge after reasonable investigation, and relying on opinions of counsel to the extent that legal matters are involved, (i) there has been no such material adverse change, (ii) the representations and warranties contained in this Agreement are true and correct in all material respects as of the Commencement Date or such Settlement Date, as the case may be, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement or such Terms Agreement, as the case may be, on or prior to the Commencement Date or such Settlement Date, as the case may be, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to his or her knowledge, threatened by the Commission.

                  (f) The Exchanges shall have approved the Shares for listing upon official notice of issuance.

         In case any of the conditions specified above in this Section 7 shall not have been fulfilled, this Agreement or any applicable Terms Agreement may be terminated by the Agent upon mailing or delivering written notice thereof to the Company. Any such termination shall be without liability of either party to the other party except as otherwise provided in Section 6(h) hereof and except for any liability under Section 10 hereof.

         8. Suspension of Offers and Solicitations. At any time and from time to time after the Commencement Date (except any such time that the Agent owns any Shares purchased as principal that are held for resale to others in accordance with the terms of this Agreement), the Company may in its sole discretion orally instruct the Agent to suspend solicitations of offers to purchase, and offers for the sale of, the Shares as provided herein. If at any such time, or at any time that the Company has otherwise notified the Agent to suspend such solicitations and offers under this Agreement, there shall be any sales of Shares by the Company not yet settled outstanding, the Company will promptly advise the Agent whether such sales may be settled and whether the Prospectus as then in effect may be delivered in connection with the settlement of such sales. If the Company determines that such sales may not be settled or that such Prospectus may not be so delivered, the Agent will use its best efforts to arrange for the cancellation of such sales, but the Company shall have the sole responsibility for, and shall hold the Agent harmless from, any losses, claims, damages or liabilities (and expenses in connection therewith) that may result from the inability to make settlement of such sales.

         9. Additional Covenants of the Company. The Company covenants and agrees that:

                  (a) Affirmation of Representations and Warranties. Each authorization by the Company to the Agent to solicit offers to purchase the Shares shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement are true and correct at the time of such authorization, and an undertaking that such representations and warranties will be true and correct at the time of delivery of and payment for Shares sold pursuant to such authorization as provided in Section 4 hereof, in each case as though made at and as of each such time (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to each such time).

                  (b) Officer's Certificate. From the time solicitation regarding the sale of the Shares is begun until all of the Shares have been sold, each time the Company (i) amends or supplements the Registration Statement or the Prospectus relating to the Shares (other than in reference solely to prices of Shares) by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of document(s) by reference to the Registration Statement or the Prospectus relating to the Shares; (ii) files an annual report, on Form 10-K under the Exchange Act; (iii) files its quarterly reports on Form 10-Q under the Exchange Act; and (iv) files a report on Form 8-K under the Exchange Act (the date of filing each of the aforementioned documents is referred to as a "Representation Date"); the Company shall furnish the Agent (but in the case of (iv) above only if requested by the Agent and only if such report contains amended financial information (other than an earnings release)) with a certificate of the Chairman of the Board, the Chief Executive Officer, the Vice Chairman, President, any Vice President or a principal financial or accounting officer of the Company, in form satisfactory to the Agent, to the effect that on the Representation Date, to the best of his or her knowledge after reasonable investigation and relying upon opinions of counsel to the extent legal matters are involved, (A) the representations and warranties of the Company in this Agreement are true and correct in all material respects; (B) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Representation Dates; (C) no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to his or her knowledge, are threatened by the Commission; and (D) subsequent to the date of the most recent financial statements set forth or incorporated by reference in the Prospectus, there has been no material adverse change in the financial position or in the financial results of operations of the Company, except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (c) Opinions of Counsel. From the time solicitation regarding the sales of the Shares is begun until all of the Shares have been sold, at each Representation Date referred to in Section 9(b)(i), (ii), (iii) and (iv), the Company shall concurrently furnish the Agent (but in the case of 9(b)(iv) only if requested by the Agent and only if such report on Form 8-K contains amended financial information (other than an earnings release)) with a written opinion or opinions of counsel for the Company, dated the Representation Date or the date of such filing, in form satisfactory to the Agent, to the effect set forth in Section 7(b) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinion, counsel may furnish the Agent with a letter to the effect that the Agent may rely on a prior opinion delivered under Section 7(b) or this Section 9(c) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

                  (d) Comfort Letters. From the time solicitation regarding the sale of the Shares is begun until all of the Shares have been sold, at each Representation Date referred to in Section 9(b)(i), (ii), (iii) and (iv), but in each case only if such documents referred to in Section 9(b) include amended financial information (other than an earnings release), the Company shall cause PricewaterhouseCoopers LLP, or such other independent public accountants for the Company reasonably satisfactory to the Agent, concurrently to furnish the Agent (but in the case of 9(b)(iv) only if requested by the Agent) with a letter, addressed jointly to the Company and the Agent and dated the Representation Date or the date of such filing, in form and substance satisfactory to the Agent, to the effect set forth in Section 7(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, PricewaterhouseCoopers LLP, or such other independent public accountants for the Company reasonably satisfactory to the Agent, may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless there is contained therein any other accounting, financial or statistical information that, in the reasonable judgment of the Agent, should be covered by such letter, in which event such letter shall also cover such other information and procedures as shall be reasonably requested by the Agent.

                  (e) Prospectus Supplement Filing. The Company covenants and agrees with the Agent that on or prior to the second business day after the end of each calendar week during which sales of Shares were made by the Agent (each such week a "Reporting Period"), the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) (each a "Filing Date"), which prospectus supplement will set forth, with regard to such Reporting Period, the dates included within the Reporting Period, the amount of Shares sold through the Agent, the net proceeds to the Company and the compensation payable by the Company to the Agent with respect to sales of Shares pursuant to this Agreement and (ii) deliver such number of copies of each such prospectus supplement to the NYSE as are required by such Exchange.

         10. Indemnification. (a) Indemnification of the Agent. The Company will indemnify and hold harmless the Agent, the directors, officers, employees and agents of the Agent and each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or documents incorporated by reference therein (or any amendment thereto), of the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any related preliminary prospectus, the Prospectus (or any amendment or supplement thereto) or the documents incorporated by reference therein, of the omission or alleged omission therefrom of a material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, however, that any such indemnity with respect to a Prospectus shall not inure to the benefit of the Agent (or of any person controlling the Agent) on account of any losses, liabilities, claims or damages arising from the sale of Shares to any person if any amendments or supplements to such Prospectus shall have been furnished to the Agent on a timely basis to permit the Agent to send or give to such person, with or prior to the written confirmation of such sale, a copy of such amended or supplemented Prospectus, except the documents incorporated by reference therein, and the untrue statement or omission of a material fact contained in such Prospectus and giving rise to such losses, liabilities, claims or damages was corrected in such amended or supplemented Prospectus (including the documents incorporated by reference therein);

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred, in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause
         (i) or (ii) above.

                  (b) Indemnification of Company. The Agent agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 10(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (c) General. Each indemnified party shall give prompt notice to each identifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve it from any liability except to the extent that it has been prejudiced in any material respect by such failure or from any liability that it may have to such indemnified party otherwise than on account of this indemnity agreement. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who may, with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (1) the indemnified party and the indemnifying party mutually agree to the retention of such counsel, or (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, in each of which cases the reasonable fees, disbursement and other charges of counsel will be at the expense of the indemnifying party.

                  (d) If recovery is not available under the foregoing indemnification provisions of this Section 10 for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Shares (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company and the Agent and such controlling persons agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Agent and such controlling persons were treated as one entity for such purpose). Notwithstanding the provisions of this subsection (d), no Agent or controlling person shall be required to make contribution hereunder which in the aggregate exceeds the total public offering price of the Shares distributed to the public through it pursuant to this Agreement or upon resale of Shares purchased by it from the Company, less the aggregate amount of any damages which the Agent or such controlling person has otherwise been required to pay in respect to the same claim or substantially similar claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         11. Survival of Representations and Warranties and Agreements. The indemnity and other agreements of the Company and the Agent contained in Sections 6(h) and 10 hereof and the representations, warranties and other statements of the Company set forth in this Agreement or made by the Company pursuant to this Agreement shall remain in full force and effect, regardless of
(a) any termination of this Agreement or any Terms Agreement, (b) any investigation made by or on behalf of the Agent or any of its controlling persons or by or on behalf of the Company or any of its officers, directors or controlling persons and (c) acceptance of delivery of and payment for Shares sold hereunder.

         12. Termination. (a) Termination of this Agreement. This Agreement may be terminated at any time by either party hereto upon the giving of written notice of such termination to the other party hereto effective at the close of business on the date such notice is received.

                  (b) Termination of a Terms Agreement. The Agent may, by notice to the Company, terminate a Terms Agreement if, at any time after the date of this Agreement and at or prior to the Settlement Date in respect thereof, (i) there shall have occurred any change or any development involving a prospective change in or affecting the business or properties of the Company and its subsidiaries considered as one enterprise that, in the Agent's judgment, is material and adverse and that makes it, in the Agent's judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus Supplement, (ii) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the Philadelphia Stock Exchange or the National Association of Securities Dealers, Inc.; (iii) trading of any securities of the Company shall have been suspended on any Exchange or in any over-the-counter market; (iv) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred; (v) any moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or
(v) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the Agent's judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Agent's reasonable judgment impracticable and inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus Supplement.

                  (c) General. In the event of any termination under Section 12(a) or 12(b) hereof, neither party will have all liability to the other party hereto, except that (i) the Agent shall be entitled to any commission earned in accordance with Section 3(c) hereof, (ii) if at the time of termination (A) the Agent shall own any Shares purchased pursuant to a Terms Agreement with the intention of reselling them or (B) an offer to purchase any of the Shares has been accepted by the Company but the time of delivery to the purchaser or his agent of the Shares relating thereto has not occurred, the covenants set forth in Sections 6 and 9 hereof shall remain in effect until such Shares have been resold or delivered, as the case may be, and (iii) the covenants set forth in Sections 6(f) and 6(h) hereof, the indemnity and contribution agreement set forth in Section 10 hereof and the provisions of Sections 11 and 16 hereof shall remain in effect.

         13. Notices. Except as otherwise specifically provided herein, all statements, instructions, requests, notices and advances hereunder and under any applicable Terms Agreement shall be in writing (or by telephone or telefax if subsequently confirmed in writing), and shall be deemed to have been duly given if mailed, delivered or transmitted by any standard form of telecommunication to
(a) in the case of the Agent, Salomon Smith Barney Inc., 390 Greenwich Street, New York, New York 10013, Attention: Robert G. Leonard, Telefax No.:
212-916-7949, with, in the case of instructions given by the Company pursuant to Section 2(a) or 8 hereof, and (b) in the case of the Company, PPL Corporation, Two North Ninth Street, Allentown, Pennsylvania 18101, Attention:
Treasurer.

         14. Parties. This Agreement and any applicable Terms Agreement shall inure solely to the benefit of the Company and the Agent and, to the extent provided in Sections 10 and 11 hereof, to any officer or director of the Company or to any person who controls the Company or the Agent, and their respective successors. No other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. The term "successors" shall not include any purchaser of any Shares merely because of such purchase. The respective rights and obligations of the Company and the Agent hereunder may not be assigned, transferred or contracted to another.

         15. Arm's Length Dealing. This Agreement and any applicable Terms Agreement have been negotiated at arm's length between the Agent and the Company, which regularly issues and sells securities in the public markets through investment bankers, and the relationship created hereby or thereby is not intended to be one of customer and member as the term "customer" is used in the provisions pertaining to the protection of customers of the articles, bylaws, rules, regulations and policies of the NYSE or the National Association of Securities Dealers, Inc.

         16. Governing Law. This Agreement and any Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         17. Captions. Captions to Sections of this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning of any provisions of this Agreement.




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


         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Agent and the Company in accordance with its terms.


                                                   Very truly yours.



                                                   By:    /s/ James E. Abel
                                                          ----------------------
                                                   Name:  James E. Abel
                                                   Title: Vice President-Finance
                                                          and Treasurer

Confirmed, accepted and agreed,
  as of the date first above written:

SALOMON SMITH BARNEY INC.

By:    /s/ Dean Keller
       --------------------
Name:  Dean Keller
Title: Director






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